ForeInvestors Choice Variable Annuity – I Share

Forethought Life Insurance Company Separate Account A

Supplement Dated April 2, 2025, to your Prospectus Dated April 26, 2024.

Effective immediately, the “Current Expenses” and the “Current Expenses + Fund Facilitation Fee” are updated for the BlackRock Global Allocation V.I. Fund Sub-Account. Accordingly, the information in the “Current Expenses” and the “Current Expenses + Fund Facilitation Fee” columns for the above-referenced Sub-Account listed in your prospectus under “Appendix B – Funds Available Under the Contract” is hereby deleted and replaced as follows:

BlackRock Global Allocation V.I. Fund – Class III(1)

●	Current Expenses: 1.01%

●	Current Expenses + Fund Facilitation Fee: 1.01%

(1) This Fund’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

This Supplement should be retained for future reference.

FIC-I-040225-FC